                                 EXHIBIT 10.47









                         SECURITIES PURCHASE AGREEMENT

                                  by and among

                       StarGuide Digital Networks, Inc.,

                            Infinity Network, Inc.,

                              Westwood One, Inc.,

                                      and

                            MUSICAM Express, L.L.C.


                           Dated as of April 4, 2000

                                 EXHIBIT 10.47

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is dated as of April 4, 2000 by and among StarGuide Digital Networks, Inc., a Nevada corporation ("Issuer"), Infinity Network, Inc., a Delaware corporation ("Infinity"), Westwood One, Inc., a Delaware corporation ("Westwood One") and MUSICAM Express, L.L.C., a Delaware limited liability company ("MUSICAM Express").

     WHEREAS, each of Issuer, Infinity and Westwood One is a party to a Joint Venture Agreement (the "Joint Venture Agreement") dated as of February 29, 1996, pursuant to which Issuer, Infinity and Westwood One created and became the members of MUSICAM Express, which was formed for the purpose of deploying an integrated system of hardware and software for the compression, wide-area transmission, forwarding and storage of high-quality digital audio programming to radio stations and other users, as more fully described in the Joint Venture Agreement;

     WHEREAS, Issuer, through one or more of its subsidiaries, is in the business of delivering radio broadcast receivers, store-and-forward systems and hub systems to customers;

     WHEREAS, Issuer, through one or more of its subsidiaries, is in the business of delivering multiple channels of broadcast-quality video content associated with Internet web pages available to certain subscribers to high-bandwidth Internet services (the "CoolCast Service," and each such channel of video content offered through the CoolCast Service, a "CoolCast Channel");

     WHEREAS, pursuant to the terms of the Joint Venture Agreement, MUSICAM Express incurred indebtedness in the form of loans (the "MUSICAM Bank Debt") from The Chase Manhattan Bank, N.A. ("Lender");

     WHEREAS, pursuant to the terms of the Joint Venture Agreement, Infinity and Westwood One jointly and severally guaranteed repayment of the MUSICAM Bank Debt (both such guaranties, collectively, the "Guaranty"); and

     WHEREAS, upon the terms and conditions set forth in this Agreement, Issuer wishes to, among other things, (i) acquire all of the interests of Infinity and Westwood One in MUSICAM Express, (ii) assume and replace Infinity and Westwood One on the Guaranty and (iii) issue and sell 200,000 shares of Issuer's Class B Common Stock, par value $.001 per share (the "Stock") to each of Infinity and Westwood One; and Infinity and Westwood One wish to, among other things, (i) sell all of their respective interests in MUSICAM Express to Issuer (the "MUSICAM Express Interests"), (ii) be replaced by Issuer on the Guaranty, and
(iii) purchase the Stock.

                                 EXHIBIT 10.47


     NOW, THEREFORE, in consideration of the promises and of the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

I.  TRANSACTIONS; CLOSING

     1.1  Closing.  The closing of the transactions contemplated by this
          -------
Agreement (the "Closing") shall take place at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, commencing at 10:00 a.m. local time on the later of April 14, 2000 or the first business day following the Lender's agreement to Issuer's assumption of the Guaranty, or at such other place and date as the parties hereto may mutually agree. The date of the Closing is sometimes herein referred to as the "Closing Date."
                                                    ------------

     1.2  Actions at Closing.   At the Closing, subject to the terms and
          ------------------
conditions of this Agreement:

          (a) Infinity and Westwood One shall sell and transfer to Issuer the MUSICAM Express Interests, and Issuer shall purchase the MUSICAM Interests, and Infinity and Westwood One shall execute and deliver to Issuer an Assignment Agreement in form and substance reasonably satisfactory to Infinity, Westwood One and Issuer, which shall provide for the assignment of the MUSICAM Express Interests;

          (b) Issuer shall sell and transfer 200,000 shares of the Stock to each of Infinity and Westwood One, and Infinity and Westwood One shall each purchase 200,000 shares of the Stock from Issuer;

          (c) Issuer shall deliver to each of Infinity and Westwood One certificates representing 200,000 shares of the Stock;

          (d) Each of Infinity and Westwood One shall execute the Stockholders' Agreement (the "Stockholders' Agreement") dated as of January 5, 1995 among Issuer and the stockholders of Issuer;

          (e) Issuer shall have obtained and delivered to Infinity and Westwood One evidence of the waiver of the rights of first refusal under that certain Stock Purchase Agreement dated November 11, 1998 between Scott K. Ginsburg and Issuer (the "Ginsburg Agreement") in form and substance reasonably satisfactory to Infinity and Westwood One.

                                 EXHIBIT 10.47



          (f) Issuer shall assume the Guaranty, and each of Issuer, Infinity and Westwood One shall execute and deliver to Lender such documents as are reasonably required by Lender to assume the Guaranty and to release Infinity and Westwood One from any further obligation to the Lender under the Guaranty; provided, however, that if for reasons beyond the control of any of the parties hereto, the Lender has not agreed to Issuer's assumption of the Guaranty by the Closing Date, the parties shall execute and deliver at Closing an Indemnification and Contribution Agreement in form and substance reasonably satisfactory to the parties, pursuant to which Issuer shall agree to indemnify and hold Infinity and Westwood One harmless from any claim or obligation relating to the Guaranty;

          (g) Issuer, Infinity and Westwood One shall enter into a Service Agreement (the "Service Agreement") in the form of Exhibit A hereto;

          (h) Issuer and Westwood One shall enter into a Transponder Agreement in the form of Exhibit B hereto; and

          (i) Each of Mel Karmazin and Farid Suleman shall resign from the board of directors of MUSICAM Express.

     1.3  Other Transactions.  In addition to the transactions to be completed
          ------------------
at Closing, and as additional consideration for the respective obligations of the parties hereunder:

          (a) For a period from the date hereof until April 30, 2000, Infinity and/or Westwood One may, at their sole option, place orders for a minimum of 3,000 StarGuide III receivers from Issuer for StarGuide III receivers, at the prices set forth on Schedule 1.3, and Issuer shall fill such order (including without limitation, delivery and installation of the StarGuide III receivers) at the price set forth in Schedule 1.3 within a commercially reasonable time after receipt of such order.

          (b) From and after May 1, 2000, Infinity and/or Westwood One may, at their sole option, place orders from Issuer for StarGuide III receivers at a price mutually agreed upon in writing by the parties, which price shall be no greater than the then prevailing market rate.

          (c) Each of Infinity and Issuer hereby agrees to coordinate the issuance of press releases after the purchase of any products of StarGuide.

          (d) From and after the Closing Date, Infinity and/or Westwood One may, at their sole option, sponsor one or more of the CoolCast Channels for delivery of one video and/or ten audio digital formats upon such terms and conditions as to which Issuer, Infinity and/or Westwood One, as applicable, shall mutually agree in writing, which terms and conditions shall

                                 EXHIBIT 10.47



be commercially reasonable. Each of Issuer, Infinity and/or Westwood One shall act reasonably and in good faith in any discussions relating to the CoolCast Channels, and Issuer shall offer the CoolCast Channels to Infinity and/or Westwood One at a price no greater than the then prevailing market rate.

          (e) As of the Closing Date, the Joint Venture Agreement shall terminate and be of no further force and effect.

          (f) From and after the date hereof until the Closing Date, each of the parties shall use commercially reasonable efforts to cooperate with the Lender and the parties hereto in order to obtain the Lender's consent to the assumption and replacement of Infinity and Westwood One on the Guaranty.

     1.4  Termination.  (a)   This Agreement may be terminated at any time prior
          -----------
to the Closing Date solely: (i) by mutual written consent of Infinity, Westwood One and Issuer; or (ii) by Infinity, Westwood One or Issuer if the Closing shall not have occurred on or before May 5, 2000; provided that the right to terminate this Agreement under this Section 1.4 shall not be available to any party whose material misrepresentation, breach of warranty or failure to fulfill any obligation under this Agreement to which it may be a party has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

     (b) In the event of the termination of this Agreement pursuant to Section 1.4(a), this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any party hereto (except for Sections 1.4, 5.9 and 5.10).

II.  REPRESENTATIONS AND WARRANTIES OF INFINITY

     Infinity hereby represents and warrants to Issuer as follows:

     2.1  Organization; Authorization; Validity.  Infinity is a corporation duly
          -------------------------------------
organized, validly existing and in good standing under the laws of its state of incorporation. Infinity is duly authorized, qualified or licensed to do business as a foreign corporation, and is in good standing, under the laws of each state or other jurisdiction in which the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification necessary, except in those states and jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected, as of the date hereof, to have a material adverse effect on the transactions contemplated hereby. Infinity has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the agreements and instruments required to be executed and delivered by Infinity in connection herewith (the "Infinity Agreements"). The execution, delivery and performance by Infinity of the Infinity Agreements have been duly

                                 EXHIBIT 10.47



authorized by all necessary corporate action. This Agreement and each Infinity Agreement is a legal, valid and binding obligation of Infinity enforceable against Infinity in accordance with its terms.

  2.2  No Conflicts.  The execution, delivery and performance of this Agreement
       ------------
and the Infinity Agreements by Infinity and the consummation of the transactions contemplated hereby do not and will not contravene or violate (a) any law, rule or regulation to which Infinity is subject, (b) any judgment, order, writ, injunction or decree of any court, arbitrator or governmental, regulatory or administrative official, body or authority which is applicable to Infinity, or
(c) the charter or organizational documents of Infinity or any securities issued by Infinity; nor will such execution, delivery, performance or consummation violate, be in conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under or result in the breach (with or without the giving of notice or lapse of time, or both) of any term, condition or provision of, or require the consent of any other party to, any indenture, agreement, contract, commitment, lease, plan, license, permit, authorization or other instrument, document or understanding, oral or written, to which Infinity is a party or otherwise bound, by which Infinity may have rights or by which any of the assets or properties of Infinity may be bound or affected, or give any party with rights thereunder any right or remedy the exercise of which would have a material adverse effect on the validity or enforceability of this Agreement or any Infinity Agreement. No authorization, approval or consent of, and no registration or filing with, any governmental, regulatory or administrative official, body or authority is required in connection with the execution, delivery and performance of this Agreement and the Infinity Agreements by Infinity.

     2.3  Legal Matters.  There is no claim, legal action, counterclaim, suit,
          -------------
arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Infinity threatened, against Infinity relating to the ability of Infinity to perform its obligations under this Agreement. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency, or arbitration tribunal applicable to Infinity or binding upon it or its property that would individually or in the aggregate impair in any material respect the performance of the obligations of Infinity hereunder or the consummation of the transactions contemplated by this Agreement.

     2.4  No Brokers.  All negotiations by Infinity relative to this Agreement
          ----------
have been carried on by Infinity directly without the intervention of any person who may be entitled to any brokerage or finder's fee or other commission or compensation in respect hereof or the consummation of the transactions contemplated hereby.

                                 EXHIBIT 10.47



     2.5  Interests in MUSICAM Express.  Infinity has valid title to the
          ----------------------------
interests in MUSICAM Express being sold to Issuer hereunder, and such interests are freely assignable and free and clear of any liens or other encumbrances.

     2.6  Investment Representations.  Infinity is an "Accredited Investor"
          --------------------------
within the definition set forth in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). Infinity is acquiring the Stock it is purchasing hereunder for its own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof or of any interest therein, in violation of state or federal law. Infinity understands that such shares of Stock have not been registered under the Securities Act, and that such shares of Stock may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or exempted from registration therefrom.

     2.7  Joint Venture Agreement.  Infinity is in compliance with the
          -----------------------
provisions of the Joint Venture Agreement and is not in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein (including without limitation any provision relating to Existing Technology, New StarGuide Technology, New Infinity/Westwood One Technology, New MUSICAM Express Technology, New StarGuide Technology or New Technology (each as defined in the Joint Venture Agreement) or any other intellectual property), and no event has occurred which, with or without the giving of notice or lapse of time, or both, would constitute a default thereunder.

III. REPRESENTATIONS AND WARRANTIES OF WESTWOOD ONE

     Westwood One hereby represents and warrants to Issuer as follows:

     3.1  Organization; Authorization; Validity.  Westwood One is a corporation
          -------------------------------------
duly organized, validly existing and in good standing under the laws of its state of incorporation. Westwood One is duly authorized, qualified or licensed to do business as a foreign corporation, and is in good standing, under the laws of each state or other jurisdiction in which the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification necessary, except in those states and jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected, as of the date hereof, to have a material adverse effect on the transactions contemplated hereby. Westwood One has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the agreements and instruments required to be executed and delivered by Westwood One in connection herewith (the "Westwood One Agreements"). The execution, delivery and performance by Westwood One of the Westwood One Agreements have been duly authorized by all necessary corporate action. This Agreement and each Westwood One Agreement is a legal, valid and binding obligation of Westwood One enforceable against Westwood One in accordance with its terms.

                                 EXHIBIT 10.47



     3.2  No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement and the Westwood One Agreements by Westwood One and the consummation of the transactions contemplated hereby do not and will not contravene or violate (a) any law, rule or regulation to which Westwood One is subject, (b) any judgment, order, writ, injunction or decree of any court, arbitrator or governmental, regulatory or administrative official, body or authority which is applicable to Westwood One, or (c) the charter or organizational documents of Westwood One or any securities issued by Westwood One; nor will such execution, delivery, performance or consummation violate, be in conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under or result in the breach (with or without the giving of notice or lapse of time, or both) of any term, condition or provision of, or require the consent of any other party to, any indenture, agreement, contract, commitment, lease, plan, license, permit, authorization or other instrument, document or understanding, oral or written, to which Westwood One is a party or otherwise bound, by which Westwood One may have rights or by which any of the assets or properties of Westwood One may be bound or affected, or give any party with rights thereunder any right or remedy the exercise of which would have a material adverse effect on the validity or enforceability of this Agreement or any Westwood One Agreement. No authorization, approval or consent of, and no registration or filing with, any governmental, regulatory or administrative official, body or authority is required in connection with the execution, delivery and performance of this Agreement and the Westwood One Agreements by Westwood One.

     3.3  Legal Matters.  There is no claim, legal action, counterclaim, suit,
          -------------
arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Westwood One threatened, against Westwood One relating to the ability of Westwood One to perform its obligations under this Agreement. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency, or arbitration tribunal applicable to Westwood One or binding upon it or its property that would individually or in the aggregate impair in any material respect the performance of the obligations of Westwood One hereunder or the consummation of the transactions contemplated by this Agreement.

     3.4  No Brokers.  All negotiations by Westwood One relative to this
          ----------
Agreement have been carried on by Westwood One directly without the intervention of any person who may be entitled to any brokerage or finder's fee or other commission or compensation in respect hereof or the consummation of the transactions contemplated hereby.

     3.5  Interests in MUSICAM Express.  Westwood One has valid title to the
          ----------------------------
interests in MUSICAM Express being sold to Issuer hereunder, and such interests are freely assignable and free and clear of any liens or other encumbrances.

                                 EXHIBIT 10.47



     3.6  Investment Representations.  Westwood One is an "Accredited Investor"
          --------------------------
within the definition set forth in Rule 501(a) under the Securities Act. Westwood One is acquiring the Stock it is purchasing hereunder for its own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof or of any interest therein, in violation of state or federal law. Westwood One understands that such shares of Stock have not been registered under the Securities Act, and that such shares of Stock may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or exempted from registration therefrom.

     3.7  Joint Venture Agreement.  Westwood One is in compliance with the
          -----------------------
provisions of the Joint Venture Agreement and is not in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein (including without limitation any provision relating to Existing Technology, New StarGuide Technology, New Infinity/Westwood One Technology, New MUSICAM Express Technology, New StarGuide Technology or New Technology (each as defined in the Joint Venture Agreement) or any other intellectual property), and no event has occurred which, with or without the giving of notice or lapse of time, or both, would constitute a default thereunder.

IV.  REPRESENTATIONS AND WARRANTIES OF ISSUER

     Issuer hereby represents and warrants to Issuer as follows:

     4.1  Organization; Authorization; Validity.  Issuer is a corporation duly
          -------------------------------------
organized, validly existing and in good standing under the laws of its state of incorporation. Issuer is duly authorized, qualified or licensed to do business as a foreign corporation, and is in good standing, under the laws of each state or other jurisdiction in which the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification necessary, except in those states and jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected, as of the date hereof, to have a material adverse effect on the transactions contemplated hereby. Issuer has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the agreements and instruments required to be executed and delivered by Issuer in connection herewith (the "Issuer Agreements"). The execution, delivery and performance by Issuer of the Issuer Agreements have been duly authorized by all necessary corporate action. This Agreement and each Issuer Agreement is a legal, valid and binding obligation of Issuer enforceable against Issuer in accordance with its terms.

  4.2  No Conflicts.  The execution, delivery and performance of this Agreement
       ------------
and the Issuer Agreements by Issuer and the consummation of the transactions contemplated hereby do not and will not contravene or violate (a) any law, rule or regulation to which Issuer is subject,

                                 EXHIBIT 10.47



(b) any judgment, order, writ, injunction or decree of any court, arbitrator or governmental, regulatory or administrative official, body or authority which is applicable to Issuer, or (c) the charter or organizational documents of Issuer or any securities issued by Issuer; nor will such execution, delivery, performance or consummation violate, be in conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under or result in the breach (with or without the giving of notice or lapse of time, or both) of any term, condition or provision of, or require the consent of any other party to, any indenture, agreement, contract, commitment, lease, plan, license, permit, authorization or other instrument, document or understanding, oral or written, to which Issuer is a party or otherwise bound, by which Issuer may have rights or by which any of the assets or properties of Issuer may be bound or affected, or give any party with rights thereunder any right or remedy the exercise of which would have a material adverse effect on the validity or enforceability of this Agreement or any Issuer Agreement. No authorization, approval or consent of, and no registration or filing with, any governmental, regulatory or administrative official, body or authority is required in connection with the execution, delivery and performance of this Agreement and the Issuer Agreements by Issuer.

     4.3  Legal Matters.  There is no claim, legal action, counterclaim, suit,
          -------------
arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Issuer threatened, against Issuer relating to the ability of Issuer to perform its obligations under this Agreement. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency, or arbitration tribunal applicable to Issuer or binding upon it or its property that would individually or in the aggregate impair in any material respect the performance of the obligations of Issuer hereunder or the consummation of the transactions contemplated by this Agreement.

     4.4  No Brokers.  All negotiations by Issuer relative to this Agreement
          ----------
have been carried on by Issuer directly without the intervention of any person who may be entitled to any brokerage or finder's fee or other commission or compensation in respect hereof or the consummation of the transactions contemplated hereby.

     4.5  Capitalization.  The total authorized capital stock of Issuer consists
          --------------
of 60 million shares of Class A Common Stock, of which 13,200,000 shares are issued and outstanding, and 60 million shares of Class B Common Stock, of which 9,835,729 shares are issued and outstanding (80,000 shares of which are held in treasury by Issuer). All of the shares of Stock being issued to Infinity and Westwood One are duly authorized and validly issued, fully paid and non-assessable and free and clear of any liens or other encumbrances other than as set forth in the Stockholders Agreement.

                                 EXHIBIT 10.47



     4.6  Joint Venture Agreement.  Issuer is in compliance with the provisions
          -----------------------
of the Joint Venture Agreement and is not in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein (including without limitation any provision relating to Existing Technology, New StarGuide Technology, New Infinity/Westwood One Technology, New MUSICAM Express Technology, New StarGuide Technology or New Technology (each as defined in the Joint Venture Agreement) or any other intellectual property), and no event has occurred which, with or without the giving of notice or lapse of time, or both, would constitute a default thereunder.

V.  MISCELLANEOUS

     5.1  Transfer Legends and Restrictions.  (a)  The transfer of the Stock
          ---------------------------------
will be restricted in accordance with the terms of this Section 5.1. Each certificate evidencing the Stock, including any certificate issued to any transferee thereof, shall be imprinted with legends in substantially the following form (unless otherwise permitted under this Section or unless the shares of such Stock shall have been effectively registered and sold under the Securities Act and applicable state securities laws):

          THE VOLUNTARY OR INVOLUNTARY ENCUMBERING, TRANSFER OR OTHER DISPOSITION (INCLUDING, WITHOUT LIMITATION, ANY DISPOSITION PURSUANT TO THE LAWS OF BANKRUPTCY, INSOLVENCY, INTESTACY, DESCENT AND DISTRIBUTION OR SUCCESSION) OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IS RESTRICTED UNDER THE TERMS OF A STOCKHOLDERS AGREEMENT, DATED EFFECTIVE AS OF JANUARY 5, 1996, TO WHICH THE HOLDER OF THIS CERTIFICATE IS A PARTY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. UPON WRITTEN REQUEST OF ANY STOCKHOLDER OF THE CORPORATION, THE CORPORATION SHALL FURNISH, WITHOUT CHARGE TO SUCH STOCKHOLDER, A COPY OF SUCH AGREEMENT.

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE

                                 EXHIBIT 10.47



          THE PROVISIONS THEREOF OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

          (b) The holder of any shares of the Stock by acceptance thereof agrees, so long as any legend described in Section 5.1(a) shall remain on the certificates evidencing the Stock, prior to any transfer of any of the same (except for a transfer effected pursuant to an effective registration statement under the Securities Act), to give written notice to Issuer of such holder's intention to effect such transfer and agrees to comply in all material respects with the provision of this Section 5.1. Such notice, if required, shall describe the proposed method of transfer of the shares of the Stock in question. Upon receipt by Issuer of such notice, and if in the opinion of counsel to such holder, which opinion shall be reasonably satisfactory to Issuer, the proposed transfer may be effected without registration under the Securities Act and under applicable state securities laws, then the proposed transfer may be effected, subject to the terms of the Stockholders Agreement. Subject to the terms of the Stockholders Agreement, upon receipt by Issuer of such opinion and of an agreement by the transferee to be bound by this Section 5.1 and the Stockholders Agreement, the holder of the shares of Stock shall thereupon be entitled to transfer the same in accordance with the terms of such notice delivered by such holder to Issuer. Each certificate evidencing any shares of the Stock issued upon any such transfer shall bear the legend set forth in this Section. Upon the written request of a holder of the Stock, and subject to the terms of the Stockholders Agreement, Issuer shall remove the foregoing legend from the certificates evidencing such shares of Stock and issue to such holder new certificates therefor, free of any transfer legend if, with such request, Issuer shall have received an opinion of counsel selected by such holder, such opinion to be reasonably satisfactory to Issuer, to the effect that any transfers by said holder of such shares of the Stock may be made to the public without compliance with either Section 5 of the Securities Act or Rule 144 thereunder and applicable state securities laws. In no event will such legend by removed if such opinion is based on the "private offering" exemption of Section 4(2) of the Securities Act.

     5.2  Release.  (a)  Each party hereto hereby fully and forever remises,
          -------
releases, acquits and discharges each of the other parties hereto from any and all claims, demands, agreements, contracts, covenants, promises, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, accounts, damages, judgments, losses and liabilities of whatever kind or nature, at law or in equity or otherwise, whether known or unknown, which such party had, may have had, now has or can, shall or may now or in the future have against any other party hereto, for or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement, including without limitation all matters relating to MUSICAM Express (including without limitation any unfulfilled funding obligations relating thereto), the MUSICAM Bank Debt and the Guaranty.

                                EXHIBIT 10.47


          (b) Notwithstanding anything to the contrary in this Section 5.2, nothing contained in this Agreement shall relieve, limit or otherwise affect any party's obligations under Section 5.3.

     5.3  Indemnification.  (a)  Each of Infinity and Westwood One, severally
          ---------------
and not jointly, covenants and agrees to indemnify, defend, protect and hold harmless Issuer (and each of its officers, directors and employees) (collectively, the "Issuer Indemnified Parties") from, against and in respect of
                    --------------------------
all losses, liabilities, claims, damages (including, without limitation, punitive, direct and indirect and consequential damages and lost revenue and income), actions, suits, proceedings, demands, fines, penalties, assessments, adjustments, settlement payments, deficiencies, diminution in value, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered, sustained, incurred, asserted against or paid by the Issuer Indemnified Parties in connection with, resulting from or arising out of, directly or indirectly (i) any breach by such party of any representation or warranty of such party set forth in this Agreement or any certificate or other writing delivered by such party in connection herewith; (ii) any nonfulfillment by such party of any covenant or agreement on the part of such party set forth in this Agreement; (iii) any actions taken by Infinity or Westwood One in connection with the ownership, business and/or operations of MUSICAM Express, or
(iv) any and all actions, suits, claims, proceedings, investigations, allegations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable attorneys' fees and expenses) incident to any of the foregoing or to the enforcement of this Section 5.3(a). Notwithstanding anything herein to the contrary, the indemnification obligations contained in this Section 5.3(a) are several obligations of the parties, and no party shall have any liability under this Section 5.3(a) or any other provision of this Agreement for any Claim suffered, sustained, incurred or paid by any other party hereto.

          (b) Issuer covenants and agrees to indemnify, defend, protect and hold harmless each of Infinity and Westwood One (and each of their officers, directors and employees) (collectively, the "Infinity/Westwood One Indemnified
                                             ---------------------------------
Parties") from, against and in respect of all losses, liabilities, claims,
-------
damages (including, without limitation, punitive, direct and indirect and consequential damages and lost revenue and income), actions, suits, proceedings, demands, fines, penalties, assessments, adjustments, settlement payments, deficiencies, diminution in value, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered, sustained, incurred, asserted against or paid by the Infinity/Westwood One Indemnified Parties in connection with, resulting from or arising out of, directly or indirectly (i) any breach of any representation or warranty of Issuer set forth in this Agreement or any certificate or other writing delivered by Issuer in connection herewith; (ii) any nonfulfillment of any covenant or agreement on the part of Issuer set forth in this Agreement; (iii) the ownership, business and/or operations of MUSICAM Express, including without limitation any liability relating to the MUSICAM Bank Debt or the Guaranty, other than such

                                 EXHIBIT 10.47


liability that arises directly as a result of any actions of Infinity or Westwood One; or (iv) any and all actions, suits, claims, proceedings, investigations, allegations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable attorneys' fees and expenses) incident to any of the foregoing or to the enforcement of this Section 5.3(b).

          (c) The representations and warranties contained in this Agreement shall survive the Closing for a period of two years after the Closing Date and shall thereafter terminate and be of no further force or effect.

     5.5  Notices.  Any notice, request, claim, demand, waiver, consent,
          -------
approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telefax (with confirmation of receipt), on the third business day after posted by registered or certified mail, postage prepaid, or on the next business day after sent by recognized overnight courier service, as follows:

          If to Issuer or MUSICAM Express, to:

          StarGuide Digital Networks, Inc.
          300 East Second Street
          Suite 1510
          Reno, Nevada  89501
          Attention: Jeffrey Dankworth
          Fax:  775-686-5055

          With a copy to:

          Latham & Watkins
          1001 Pennsylvania Avenue, N.W.
          Suite 1300
          Washington, D.C.  20004
          Attention:  Eric L. Bernthal, Esquire
          Fax:  202-637-2201

                                 EXHIBIT 10.47


          If to Infinity or Westwood One, to:

          Farid Suleman
          Chief Financial Officer
          Westwood One
          40 W. 57th St.
          New York, NY 10019
          Fax:   212-314-9336

          With a copy to:

          Morgan, Lewis & Bockius LLP
          1701 Market Street
          Philadelphia, Pennsylvania 19103-2921
          Attention: William P. Quinn, Jr., Esq.
          Fax:  215- 963-5299

or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered, telefaxed, mailed or dispatched and, if given by any other means, shall be deemed given only when actually received by the addressees.

          5.6  Assignment and Binding Effect.  All of the terms and provisions
               -----------------------------
of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the heirs, administrators, personal representatives, successors and permitted assigns of the parties hereto.

          5.7  Entire Agreement; Amendment; Waiver.  This Agreement sets forth
               -----------------------------------
the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Each of the Schedules and Exhibits to this Agreement is incorporated herein by this reference and expressly made a part hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral are superseded by this Agreement. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

          5.8  Specific Performance; Remedies.  Each party hereto acknowledges
               ------------------------------
that the other parties will be irreparably harmed and that there will be no adequate remedy at law for any violation by any of them of any of the covenants or agreements contained in this Agreement.

                                 EXHIBIT 10.47


It is accordingly agreed that, in addition to any other remedies which may be available upon the breach of any such covenants or agreements, each party hereto shall have the right to obtain injunctive relief to restrain a breach or threatened breach of, or otherwise to obtain specific performance of, the other parties' covenants and agreements contained in this Agreement.

          5.9  Expenses.  Each party hereto has paid and will pay all fees,
               --------
expenses and disbursements of such party its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement.

          5.10  Governing Law.  This Agreement shall be governed by and
                -------------
construed, interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any of the conflicts of laws provisions thereof that would require the application of the substantive laws of any other jurisdiction.

          5.11  Severability.   If any provision of this Agreement or the
                ------------
application thereof to any person or circumstance is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstance in any other jurisdiction or to other persons or circumstances in any jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

          5.12  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered (which deliveries may be made by telefax) shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument.



                            [signature page follows]

                                 EXHIBIT 10.47



     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                         STARGUIDE DIGITAL NETWORKS, INC.


                         By:
                             ----------------------------------------------
                         Name:
                         Title:


                         INFINITY NETWORK INC.


                         By:
                             ----------------------------------------------
                         Name:
                         Title:



                         WESTWOOD ONE, INC.


                         By:
                             ----------------------------------------------
                         Name:
                         Title:



                         MUSICAM EXPRESS, L.L.C.


                         By:
                             ----------------------------------------------
                         Name:
                         Title: